Exhibit 10.59

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
6-1162-KKT-080R2
United Airlines Holdings, Inc.
United Airlines, Inc.

233 South Wacker Drive
Chicago, IL 60606
Subject:    Certain *** Contractual Matters
Reference:    Aircraft General Terms Agreements (the AGTAs) and all Purchase Agreements in effect as of the date hereof (the Purchase Agreements) between The Boeing Company (Boeing) and any one or more of United Airlines Holdings, Inc., and United Airlines, Inc. (each, Customer and collectively, Customers). Boeing and Customers shall collectively be referred to as the Parties and each a Party
Ladies and Gentlemen:
This Letter Agreement documents the agreement between Boeing and Customers with respect to certain *** contractual matters. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreements. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-KKT-080R1.
1.*** Aircraft.
In consideration of ***, and other *** Customers under this Letter Agreement, the AGTAs and the Purchase Agreements in effect between Customer and Boeing, and subject to the terms, exceptions and conditions of this Letter Agreement, each Customer shall purchase *** aircraft*** (in such Customer's configuration) *** from Boeing. Boeing agrees to sell to each Customer *** such aircraft. All such aircraft *** purchased from Boeing, as well as aircraft subject to any Purchase Agreement, including *** aircraft, initially scheduled for delivery during the Delivery Period shall hereinafter be referred to as *** Aircraft.
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2.*** Aircraft.
If Boeing for any reason is *** or is reasonably expected to *** a *** Aircraft to a Customer in the time period required by such Customer ***, then Customer *** aircraft from ***; provided, the phrase "***" in this sentence shall be deemed to include, without limitation, a situation where a Customer's *** Aircraft are *** by *** an authorized representative of Customer and for ***. Boeing shall use *** such Customer ***. If, after reasonable inquiry as to the available market opportunities, no such *** aircraft are available *** to the applicable Customer on terms and conditions *** for delivery in such time period, such *** aircraft ***, but *** the Customers *** and of Boeing *** hereunder will otherwise be unaffected. For the avoidance of doubt, but without limiting the generality of the foregoing, if a *** aircraft *** in such time period, ***.
3.***.
Customers' *** aircraft described in Articles ***:
a)Any *** aircraft (including any variant or new version, regardless of model designation), which one or more of the Customers may acquire ***;
b)Any *** aircraft *** (in such Customer's configuration) *** that can be used as a *** aircraft *** over ***. For the avoidance of doubt, (a) the *** with the range and payload capacity *** by such Customer *** shall not be considered a *** aircraft to the ***, but the *** aircraft family shall *** aircraft ***, and (b) the *** aircraft with the range and payload capacity available to be ordered by such Customer as of the date of this Letter Agreement shall not be considered *** aircraft ***;
c)Any aircraft which, due to *** or other factors, *** by the applicable Customer *** than *** aircraft, provided that Boeing *** aircraft *** aircraft;
d)Any *** aircraft (including any variant or new version, regardless of model designation), which one or more of the Customers *** aircraft;
e)*** aircraft *** aircraft or variants at *** for such aircraft;
f)Up to *** aircraft;
g)Any additional *** aircraft ***; and
h)With respect to each *** aircraft ***, a Customer *** aircraft: any aircraft *** and/or the ***.
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For the avoidance of doubt, Customers’ *** pursuant to any *** set forth above *** Customers’ *** with respect to any other *** set forth above.
4.***
Customer will *** Boeing with respect to the *** as follows:
4.aIf *** any aircraft *** delivery month *** Aircraft ***, and if the *** terms and conditions that *** are, considering *** circumstances, *** the ***terms and conditions *** the *** agreement for a *** Aircraft, *** delivered *** the *** terms and conditions *** Aircraft (***); provided, that *** terms and conditions *** the *** agreement for ***:
***
4.bReserved.
4.cIf *** an *** Aircraft in a *** to *** and the *** terms and conditions *** under Article 4.1, *** will *** the *** Requirement Aircraft delivered *** provided, however, that ***.
4.dReserved
4.eReserved.
4.fAny *** will be *** an additional *** Boeing *** delivery of *** Aircraft ***. Any *** delivery of Customer's *** Aircraft or the *** Aircraft, *** provided, however, that notwithstanding the foregoing, if, ***.
4.gFor the sake of clarity, *** under the above Articles 4.1 through 4.6 are not subject to any condition or *** that Customer ***. Boeing shall use good faith efforts in determining if any *** and shall, ***, and no later than ***, promptly prepare and deliver to Customers a certification executed by an officer of Boeing certifying as to Boeing’s compliance with this Article 4. If there is a good faith dispute as to the ***, after using good faith efforts to resolve ***, the Parties shall ***.
4.hArticles 4.1 through 4.7 *** with respect to *** the *** Aircraft (i) to ***, (ii) which subsequently *** of an agreement under which *** such aircraft, (iii) which are *** in the event of *** such aircraft, or (iv) which are *** aircraft at the time of *** such aircraft ***.
5.Addition of ***.
In the event any Customer elects to *** Aircraft that are not *** and that are to be *** agrees to *** with *** to *** the terms and conditions (to the extent not provided herein) under which *** such *** of *** Aircraft. For the avoidance of doubt, this *** shall apply to *** aircraft *** subject to any such *** any Customer and Boeing *** this Letter Agreement.
6.Corporate Ownership Change, Mergers and Acquisitions.
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The parties agree that the provisions contained in this Article 6 for *** apply and are effective only in the event of a merger or acquisition after the date of this Letter Agreement between any Customer and another air carrier that is not a Customer.
6.aIf a Customer acquires a ***, the terms of Article 6.3 of this Letter Agreement ***, and the Customer and the ***, for the purpose of the *** in Article 6.3, as ***. If a Customer acquires ***, the terms of this Letter Agreement shall ***.
6.bIf *** acquires ***, the terms of this Letter Agreement shall *** to such ***.
6.c*** another air carrier, then the surviving entity shall be bound by the terms of this Letter Agreement with respect to ***, but *** the Customers' fleet *** the merger ***. The surviving entity shall*** the merger, and *** the *** Aircraft *** by the surviving entity *** the total *** by the surviving entity during *** is equal to or greater than ***. Excluded from this *** pursuant to Articles 2 and 7 hereof.
This Article 6 will not *** the surviving entity *** made by Customer *** prior to the merger.
Nothing in this Article 6 shall limit or prevent any Customer from merging or consolidating with or into another Customer, it being agreed that any such transaction is expressly permitted regardless of any provision to the contrary in any AGTA or Purchase Agreement, provided that the surviving entity (if not such Customer) assumes all of the obligations of such Customer hereunder and under any AGTA or Purchase Agreement to which such Customer is a party.
7.*** Aircraft.
Nothing under this Letter Agreement will prevent any Customer from (i) *** any Customer or (ii) *** provided that such aircraft ***.
8.***
Any Customer ***, subject to (i) ***, (ii) *** (iii) receipt of *** Customer and Boeing. If there is ***, Boeing *** Customer the ***.
9.***
*** each Customer *** Aircraft *** by the Purchase Agreements *** Aircraft).

***	***
***	***
The applicable Customer agrees *** pursuant to this Article 9 *** mutual agreement between Customer and Boeing at the time *** Aircraft.
10.***
Subject to the terms of the purchase agreement(s) for *** Aircraft, Boeing *** Aircraft ***.
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11.***
Boeing agrees *** Customers *** described in Customer Services General Terms Agreement 24-1. If in the future Boeing *** the Customers, Boeing *** Customers *** terms and conditions *** Boeing.
12.***
During a period commencing *** Aircraft, and ending *** Boeing *** that (i) were *** aircraft, (ii) were *** and (iii) are ***.
13.***
Boeing agrees to *** Customer *** and that is subsequently *** by *** to Customer, to the ***; subject to the *** by the *** by Customer. Any *** aircraft delivered ***.
14.*** Aircraft.
For *** Aircraft Boeing may ***, as follows:
14.a*** Aircraft ***. The *** shall have the *** that are *** this Letter Agreement.
14.b*** Aircraft ***. For aircraft *** this Letter Agreement, the *** will be those *** for the ***.
15.Aircraft ***.
Boeing shall provide Customer with *** with respect to *** Aircraft *** in the Purchase Agreements, subject to *** that have an effect on ***.
16.Customer Support Provisions for *** Aircraft.
Boeing shall provide general customer support for *** Aircraft ***. Model specific customer support provisions will be described in the applicable purchase agreements ***.
17.Warranty Provisions for *** Aircraft.
Boeing shall provide warranty provisions for *** Aircraft ***. *** standard warranty provisions and ***, the *** Aircraft *** warranty provisions.
18.Certain Remedies.
In the event of *** Customer *** under Article 1 of this Letter Agreement, Boeing *** this Letter Agreement. If Boeing *** this Letter Agreement, *** are (i) pursuant to the terms of Letter Agreement No. UAL-PA-04815-LA-1802886R4, Letter Agreement No. UAL-PA-04761-LA-2100718R4, and Letter Agreement No. UAL-PA-03776-LA-1207650R6, all and each *** thereof, and (ii) Customers *** under Article 4 of this Letter Agreement and *** provided under this Letter Agreement. *** Boeing *** this Letter Agreement, Customers *** under the Purchase Agreements, and *** the Customers and Boeing as ***.
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19.Assignment.
The commitments contained in this Letter Agreement may not be assigned by either party without the prior written consent of the other party, except either party may assign its interest to an entity that (i) results from any merger or reorganization of such party or (ii) acquires substantially all the assets of such party.
20.Confidential Treatment.
Boeing and Customers understand that certain information contained in this Letter Agreement are considered by both parties as confidential. Except as specified below, each of Boeing and each Customer is prohibited from disclosing the Information to any person, entity, or government agency. Each party shall protect the confidentiality of such Information in the manner similar to how a party protects its own Information of a similar nature, but with no less than a reasonable standard of care. This provision shall not restrict a party from taking any steps necessary to protect and safeguard its interests relating to the Information, including obtaining a protective order or other injunctive relief, where appropriate.
(a)Employees. A party may disclose the Information to its own employees (including the employees of Customer United Airlines, Inc.) who (i) have a need to know the Information for purposes of assisting said party in the evaluation or administration of the Purchase Agreement or such party's business operations and (ii) have been instructed to not disclose the Information except as provided by this Letter Agreement
(b)Professional Advisors. A party may disclose the Information to its auditors, insurers, and attorneys (Professional Advisors) who have a need to know the Information in connection with providing services to said party only when said party has first obtained from the Professional Advisor a written obligation of confidentiality and restricted use that is no less restrictive than the terms of this Letter Agreement; provided, if either party requests to similarly disclose the Information to any of its financial advisors or consultants, the other party shall consider such request in good faith. Each party shall be fully responsible to the other party for the Professional Advisors' compliance with such obligations.
(c)Regulatory Requirements. A party may disclose in a regulatory or other government filing that part of the Information which is required by applicable law or regulation to be disclosed in such regulatory or other governmental filings, including filings with the Securities and Exchange Commission (SEC), but only in accordance with the following requirements:
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(i)The disclosing party shall advise the other party in writing of such disclosure requirement prior to making such disclosure to enable the other party to take those steps it deems necessary to protect the Information; and
(ii)The disclosing party shall, as requested by the other party, seek redaction and/or confidential treatment for the Information or parts thereof from the SEC or other applicable regulators.
21.Miscellaneous.
21.aGOVERNING LAW. THIS LETTER AGREEMENT WILL BE INTERPRETED UNDER AND GOVERNED BY THE LAW OF THE STATE OF WASHINGTON, U.S.A., EXCEPT THAT WASHINGTON'S CHOICE OF LAW RULES SHALL NOT BE INVOKED FOR THE PURPOSE OF APPLYING THE LAW OF ANOTHER JURISDICTION.
21.bAmendments. This Letter Agreement may not be amended or modified except in writing signed by all parties.
21.cOrder of Precedence. Any conflict between the terms, exceptions and conditions in this Letter Agreement and those in any AGTA or Purchase Agreement shall be resolved in favor of those in this Letter Agreement.
21.dHeadings. Headings used in this Letter Agreement are for convenient reference only and are not intended to affect the interpretation of this Letter Agreement.
21.eWaiver/Severability. Failure by either party to enforce any provision of this Letter Agreement will not be construed as a waiver. If any provision of this Letter Agreement is held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the Letter Agreement will remain in effect.
21.fEntire Agreement.
This Letter Agreement contains the entire agreement of the parties and cancels and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof (including without limitation, that certain Letter Agreement No. 6-1162-GOC-136 dated October 10, 1997 between The Boeing Company and Continental Airlines, Inc., and that certain Letter Agreement 6-1162-KKT-080 dated July 12, 2012 between The Boeing Company, United Airlines Holdings, Inc., United Air Lines, Inc. and Continental Airlines, Inc. (including any amendments or supplements thereto)).
Very truly yours,
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BOEING / UNITED AIRLINES PROPRIETARY & CONFIDENTIAL INFORMATION

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES HOLDINGS, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer
UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer
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